Property and Equipment, net (Tables)	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
Property and equipment, net
Property and equipment, net consisted of the following (in thousands):

	December 31,
	2025	2024	2023
Computers and software	$—	$—	$26
Office furniture and equipment	—	—	15
Laboratory equipment	—	—	215
Leasehold improvements	—	—	57
Total property and equipment, at cost	—	—	313
Less: Accumulated depreciation and amortization	—	—	(278)
Property and equipment, net	$—	$—	$35